SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 17, 1998
-------------------------------
(Date of earliest event reported)

Commission File No. 333-20675



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                              59-3170055
       Delaware                                               59-3170052
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

100401 Deerwood Park Boulevard
Jacksonville, Florida                                                32256
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Address of principal executive offices                              (Zip Code)



                                 (904) 987-5000
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               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31,1996, and for the three-year period ended December 31, 1997, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 27, 1998) are hereby incorporated by reference in
(i) this Current Report on Form 8-K; (ii) the registration statement of the registrants (Registration No. 333-20675) and (iii) the Prospectus Supplement and Prospectus, each dated April 16, 1998, relating to EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, and shall be deemed to be part hereof and thereof


Item 7. Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------
(EX-23)                                      Consent of KPMG Peat Marwick,
                                             independent Certified
                                             Public Accountants of Ambac
                                             Assurance Corporation

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    EQCC RECEIVABLES CORPORATION


April 17, 1998

                                    By:        /s/ James B. Dodd
                                               -----------------
                                    Name:      James B. Dodd
                                    Title:      Vice President



                                    EQCC ASSET BACKED CORPORATION


April 17, 1998

                                    By:        /s/ James B. Dodd
                                               -----------------
                                    Name:      James B. Dodd
                                    Title:      Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.                         Description                Electronic (E)
-----------                         -----------                --------------

(EX-23)                    Consent of KPMG Peat Marwick             E
                           LLP, independent Certified
                           Public Accountants of Ambac
                           Assurance Corporation